UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2011 (June 6, 2011)

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, 38th Floor

New York, New York 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 6, 2011, ExlService Holdings, Inc. (the “Company” or “EXL”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”), with respect to the completion of its previously announced acquisition of Business Process Outsourcing, Inc. (“OPI”) on May 31, 2011. This amendment to the previously filed Current Report on Form 8-K provides the financial information required under Item 9.01(a) and (b) of this Current Report.

Item 7.01 Regulation FD Disclosure.

A reconciliation of pro forma adjusted financial measures to pro forma GAAP measures for the year ended December 31, 2010 and quarter ended March 31, 2011 is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following financial statements of OPI are being filed with this report as Exhibit 99.2:

•	Audited historical financial statements as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008.

•	Unaudited financial statements as of March 31, 2011 and for the three months ended March 31, 2011 and 2010.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is being filed with this report as Exhibit 99.3:

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2010 and for the three months ended March 31, 2011.

•	Unaudited pro forma condensed combined balance sheet as of March 31, 2011.

•	Notes to unaudited pro forma condensed combined financial statements.

The pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company’s results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company’s financial position as of any future date or the Company’s results of operations for any future period.

(d) Exhibits

Exhibit	Description

23.1	Consent of Ernst & Young LLP

99.1	Reconciliation of pro forma adjusted financial measures to pro forma GAAP measures

99.2	Historical financial statements of OPI

99.3	Unaudited pro forma combined condensed financial information of EXL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC.

Date: August 1, 2011	By:	/S/ VISHAL CHHIBBAR
Vishal Chhibbar
Chief Financial Officer (Duly Authorized Signatory, Principal Financial and Accounting Officer)

EXHIBIT INDEX

The following exhibits are being filed as part of this Current Report on Form 8-K/A:

23.1	Consent of Ernst & Young LLP

99.1	Reconciliation of pro forma adjusted financial measures to pro forma GAAP measures

99.2	Historical financial statements of OPI

99.3	Unaudited pro forma condensed combined financial information of EXL

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